[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) CHARTER
                     INCOME TRUST

                     SEMIANNUAL REPORT o MAY 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 22
Trustees and Officers ..................................................... 30

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, and MFS(R) Heritage Trust Company(SM).
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-June, most U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended May 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.8%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 17, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended May 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 10.58%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.85%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.42%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Stephen C. Bryant]
     Stephen C. Bryant

Dear Shareholders,
For the six months ended May 31, 2002, the trust provided a total return of 3.74% based on its beginning and ending stock market prices and assuming the reinvestment of any dividends and capital gains distributions paid during the period. The trust's total return based on its net asset value (NAV) was 1.81%. During the same period, the trust's benchmarks, the J.P. Morgan Non-dollar Government Bond Index, the Lehman Brothers Government Bond Index, and the Lehman Brothers High Yield Bond Index, returned 2.33%, 1.45%, and 2.31%, respectively. The J.P. Morgan Non-dollar Government Bond Index is an unmanaged aggregate of actively traded government bonds issued by 12 countries, excluding the United States, with remaining maturities of at least one year. The Lehman Brothers Government Bond Index is unmanaged and comprises all publicly issued debt obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index.

At the beginning of the period, short-term interest rates were the lowest they had been in 40 years, following a series of Federal Reserve Board (Fed) interest rate cuts designed to stimulate the economy in the face of a recession and the tragic events of September 11. Since then, a global recovery has started to unfold, but the recovery has been slower than expected. In the United States, signals have been mixed. On the one hand, we've seen weak corporate profits, relatively high unemployment, a growing budget deficit, and a weaker dollar. On the other hand, retail sales have held up, housing sales have increased, and the manufacturing sector has been showing signs of strength.

Outside the United States, economies have been rebounding, but growth has still been slow. Some central banks have begun to tighten monetary policy, and commodity-based economies have done well. Japan, the world's second-largest economy, however, has continued to wallow in recession for over a decade, although many export-driven Japanese companies have started to improve their performance.

While interest rates were fairly stable over the period, we slightly reduced the trust's duration (a measure of interest rate sensitivity) in anticipation of eventual Fed rate hikes. We also increased our allocation to the mortgage-backed sector. Our over-weighted position in mortgages helped performance over the period; with the Fed apparently finished lowering rates, mortgage-backed securities performed well as fewer homeowners prepaid their mortgages in order to refinance at a lower rate. (Prepayments are generally bad for mortgage bonds because they force investors to take their proceeds and reinvest them at lower prevailing interest rates.) In addition, mortgages are considered to be a high-quality asset in an uncertain environment and thus, there has been strong demand from banks and other financial institutions.

At the beginning of 2002, we believed the recovery would be slightly stronger than it has actually been. That belief led us to increase our allocation to high-grade corporate bonds, favoring companies for which our research had uncovered improving fundamentals -- particularly firms that were paying down debt and looked to us like candidates for a credit upgrade. We saw this as an opportunity to try to increase the yield of the portfolio and to potentially capture some capital appreciation. However, as investors became more concerned about the pace of future economic growth and the impact on earnings, investment-grade corporate bonds as a group underperformed other fixed-income securities.

During the period, our holdings in the manufacturing sector helped performance, while some of our high-yield securities in the cable industry underperformed. There has been a heightened awareness of the need for stronger corporate governance, and this trend has impacted companies viewed as less diligent. Although high-grade corporate bonds lagged over the period, we still view them as very attractive going forward. In an economy that is showing signs of strength, we think their high yield spreads relative to Treasuries mean that investors are being paid well to take on the additional risk of corporate debt. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) That said, we recognize the sector may experience near-term volatility until corporate earnings in general improve. Therefore, we remain selective regarding our corporate holdings, favoring very liquid securities.

Throughout the period, most of our international holdings were hedged back to dollars and invested mainly in the dollar-bloc countries, including Australia, New Zealand, and Canada. After a long run, the U.S. dollar began to look overvalued to us, and indeed the dollar started to slide over the period; in response, we began to build up our foreign currency holdings. Our currency positions in Europe, Australia, New Zealand, and Canada appreciated over the period.

Our emerging market holdings were strong performers, particularly Russian and Mexican bonds. We believe emerging markets performed well because their geo-political situations were improving and, as a result, some of these countries became upgrade candidates. In fact, Mexico's bond rating was upgraded in 2001, crossing over from below-investment grade to investment grade. (When a bond is upgraded, it is considered less risky and therefore its price often rises.)

Looking ahead, we believe the Fed is unlikely to raise interest rates while questions about the recovery continue and inflation around the globe remains relatively contained. We also feel that the market has priced in more Fed tightening than we think will eventually occur.

Given these factors, as the period ended we were planning to reduce our exposure to U.S. Treasuries and maintain our position in mortgage-backed securities. Although we have already seen significant price appreciation in the sector, we see mortgages as a defensive play should the Fed begin to raise interest rates. We also expect to increase our European bond exposure because we believe the Fed will ultimately be more aggressive in raising rates than the European Central Bank.

    Respectfully,

/s/ Stephen C. Bryant

    Stephen C. Bryant
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

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   PORTFOLIO MANAGER'S PROFILE
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   STEPHEN C. BRYANT IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF OUR GLOBAL FIXED-INCOME INSTITUTIONAL PRODUCTS AND THE GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITY PRODUCTS, AND CLOSED-END FUNDS. HE IS A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP.

   HE JOINED MFS IN 1987 AS ASSISTANT VICE PRESIDENT. HE WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1992, AND SENIOR VICE PRESIDENT IN 1993. STEVE IS A GRADUATE OF WESLEYAN UNIVERSITY.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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NUMBER OF SHAREHOLDERS

As of May 31, 2002, our records indicate that there are 5,384 registered shareholders and approximately 38,000 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

        ADDRESS CHANGE

        Please use our new mailing address, effective immediately. State Street Bank and Trust Company
        c/o MFS Service Center, Inc.
        P.O. Box 55024
        Boston, MA 02205-5024

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: Seeks to maximize current income.

NEW YORK STOCK EXCHANGE SYMBOL: MCR

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   PERFORMANCE SUMMARY
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   (For the six months ended May 31, 2002)

   NET ASSET VALUE PER SHARE
   November 30, 2001                                                  $9.17
   May 31, 2002                                                       $9.02

   NEW YORK STOCK EXCHANGE PRICE
   November 30, 2001                                                  $8.35
   January 22, 2002 (high)*                                           $8.55
   March 26, 2002 (low)*                                              $8.04
   May 31, 2002                                                       $8.36

   *For the period December 1, 2001, through May 31, 2002.
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RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities which may include futures and options. These types of instruments can increase price fluctuation.

Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

These risks may increase share price volatility. Please see the prospectus for details.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2002

Bonds - 92.4%
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                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                           VALUE
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
U.S. Bonds - 63.9%
  Advertising & Broadcasting - 0.3%
    Paxson Communications Corp., 0s to 2006, 12.25s to 2009            $  2,305                    $  1,665,363
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  Aerospace - 0.3%
    Argo Tech Corp., 8.625s, 2007                                      $    220                    $    204,600
    K & F Industries, Inc., 9.25s, 2007                                   1,200                       1,254,000
                                                                                                   ------------
                                                                                                   $  1,458,600
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  Airlines
    Airplane Pass-Through Trust, 10.875s, 2019                         $    222                    $     89,555
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  Apparel & Textiles - 0.2%
    Westpoint Stevens, Inc., 7.875s, 2008                              $  1,650                    $    940,500
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  Automotive - 0.6%
    Ford Motor Credit Co., 7.375s, 2011                                $  3,322                    $  3,439,333
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  Banks & Credit Cos. - 2.8%
    Credit Suisse First Boston USA, Inc., 6.5s, 2012                   $  1,907                    $  1,924,849
    DBS Capital Funding Corp., 7.657s, 2049##                             2,334                       2,412,740
    European Investment Bank, 4s, 2005                                    5,000                       4,969,770
    GS Escrow Corp., 7s, 2003                                             4,942                       5,121,197
    Midland Cogeneration Venture Corp., 10.33s, 2002                        664                         662,053
                                                                                                   ------------
                                                                                                   $ 15,090,609
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  Building - 0.9%
    AAF-McQuay, Inc., 8.875s, 2003                                     $  1,550                    $  1,550,000
    American Standard, Inc., 7.375s, 2008                                 1,050                       1,072,312
    Nortek, Inc., 8.875s, 2008                                            1,145                       1,160,744
    Williams Scotsman, Inc., 9.875s, 2007                                 1,000                       1,000,000
                                                                                                   ------------
                                                                                                   $  4,783,056
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  Building Materials - 0.2%
    CRH America, Inc., 6.95s, 2012                                     $  1,057                    $  1,092,674
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  Business Services - 1.2%
    Iron Mountain, Inc., 8.75s, 2009                                   $  1,800                    $  1,827,000
    Pierce Leahy Corp., 9.125s, 2007                                      1,100                       1,146,750
    Unisystem Corp., 7.875s, 2008                                         3,300                       3,316,500
                                                                                                   ------------
                                                                                                   $  6,290,250
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  Chemicals
    Sterling Chemicals, Inc., 11.25s, 2007**                           $    125                    $     17,656
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  Consumer Goods & Services - 0.3%
    Kindercare Learning Centers, Inc., 9.5s, 2009                      $    855                    $    856,069
    Samsonite Corp., 10.75s, 2008                                           925                         786,250
                                                                                                   ------------
                                                                                                   $  1,642,319
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  Container, Forest & Paper Products - 1.6%
    Ball Corp., 8.25s, 2008                                            $  2,975                    $  3,094,000
    Buckeye Cellulose Corp., 8.5s, 2005                                   1,010                         945,613
    Meadwestvaco Corp., 6.85s, 2012                                       1,010                       1,046,592
    Silgan Holdings, Inc., 9s, 2009                                       2,020                       2,105,850
    Weyerhaeuser Co., 6.75s, 2012##                                       1,468                       1,506,975
                                                                                                   ------------
                                                                                                   $  8,699,030
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  Corporate Asset-Backed - 2.5%
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                  $  3,535                    $  2,596,653
    Commercial Mortgage Asset Trust, 6.25s, 2013##                        2,500                       1,828,711
    Morgan Stanley Capital I, Inc., 6.12s, 2031                           1,000                         834,400
    Morgan Stanley Capital I, Inc., 7.756s, 2039                          2,000                       1,746,344
    TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                  6,333                       6,683,266
                                                                                                   ------------
                                                                                                   $ 13,689,374
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  Energy - 2.1%
    AmeriGas Partners LP, 10.125s, 2007                                $    510                    $    522,750
    AmeriGas Partners LP, 8.875s, 2011                                    2,500                       2,612,500
    Devon Financing Corp. ULC, 6.875s, 2011                               3,037                       3,147,371
    P&L Coal Holdings Corp., 9.625s, 2008                                 2,015                       2,135,900
    Valero Energy Corp., 6.875s, 2012                                     2,686                       2,761,127
                                                                                                   ------------
                                                                                                   $ 11,179,648
---------------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.9%
    Americo Life, Inc., 9.25s, 2005                                    $    300                    $    298,500
    General Motors Acceptance Corp., 7s, 2012                             4,599                       4,724,875
                                                                                                   ------------
                                                                                                   $  5,023,375
---------------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 1.2%
    MGM Mirage, 8.375s, 2011                                           $  2,775                    $  2,865,187
    Park Place Entertainment, Corp., 8.875s, 2008                         2,500                       2,590,625
    Prime Hospitality Corp., 8.375s, 2012##                                 200                         200,500
    Starwood Hotels & Resorts, 7.875s, 2012##                               800                         808,000
                                                                                                   ------------
                                                                                                   $  6,464,312
---------------------------------------------------------------------------------------------------------------
  Internet
    Exodus Communications, Inc., 11.625s, 2010**                       $    180                    $     30,600
---------------------------------------------------------------------------------------------------------------
  Machinery - 0.6%
    AGCO Corp., 9.5s, 2008                                             $  1,750                    $  1,872,500
    Terex Corp., 9.25s, 2011                                              1,405                       1,475,250
                                                                                                   ------------
                                                                                                   $  3,347,750
---------------------------------------------------------------------------------------------------------------
  Media - 3.8%
    Allbritton Communications Co., 9.75s, 2007                         $  1,500                    $  1,563,750
    Chancellor Media Corp., 8.75s, 2007                                   1,220                       1,274,900
    Chancellor Media Corp., 8s, 2008                                      2,000                       2,085,000
    Echostar DBS Corp., 9.375s, 2009                                      1,400                       1,421,000
    Jones Intercable, Inc., 8.875s, 2007                                  3,150                       3,290,049
    Lenfest Communications, Inc., 10.5s, 2006                             1,900                       2,150,629
    LIN Televison Corp., 8.375s, 2008                                     1,000                       1,015,000
    Time Warner Entertainment, 8.875s, 2012                               4,422                       4,892,872
    Young Broadcasting, Inc., 8.5s, 2008##                                2,600                       2,626,000
                                                                                                   ------------
                                                                                                   $ 20,319,200
---------------------------------------------------------------------------------------------------------------
  Media - Cable - 0.4%
    Panamsat Corp., 8.5s, 2012##                                       $  2,340                    $  2,345,850
---------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.2%
    Fisher Scientific International, Inc., 8.125s, 2012##              $  1,320                    $  1,320,000
    Tenet Healthcare Corp., 6.375s, 2011                                  5,048                       5,024,850
                                                                                                   ------------
                                                                                                   $  6,344,850
---------------------------------------------------------------------------------------------------------------
  Oil Services - 0.6%
    Chesapeake Energy Corp., 8.125s, 2011##                            $  1,645                    $  1,645,000
    Pemex Project, 9.125s, 2010                                           1,014                       1,116,951
    Pemex Project, 8.625s, 2022##                                           620                         630,075
                                                                                                   ------------
                                                                                                   $  3,392,026
---------------------------------------------------------------------------------------------------------------
  Pollution Control - 0.5%
    Allied Waste North America, Inc., 10s, 2009                        $  2,500                    $  2,525,000
---------------------------------------------------------------------------------------------------------------
  Printing & Publishing
    Day International Group, Inc., 11.125s, 2005                       $    100                    $    101,125
---------------------------------------------------------------------------------------------------------------
  Special Products & Services
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008**             $    225                    $     84,375
---------------------------------------------------------------------------------------------------------------
  Steel - 1.1%
    Alaska Steel Corp., 9.125s, 2006                                   $  2,725                    $  2,837,406
    Commonwealth Aluminum Corp., 10.75s, 2006                               750                         758,438
    Kaiser Aluminum & Chemical Corp., 9.875s, 2049                        1,925                       1,530,375
    WCI Steel, Inc., 10s, 2004                                            1,260                         655,200
                                                                                                   ------------
                                                                                                   $  5,781,419
---------------------------------------------------------------------------------------------------------------
  Supermarkets
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                 $    260                    $        312
---------------------------------------------------------------------------------------------------------------
  Telecommunications - 1.9%
    Adelphia Communications Corp., 9.875s, 2007                        $  2,400                    $  1,740,000
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                          1,700                       1,776,500
    FrontierVision Holdings LP, 11.875s, 2007                               200                         166,000
    FrontierVision Operating Partnership LP, 11s, 2006                    1,200                       1,086,000
    Granite Broadcasting Corp., 10.375s, 2005                             1,537                       1,467,835
    Granite Broadcasting Corp., 8.875s, 2008                                675                         607,500
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006**                         875                          35,000
    ITC Deltacom, Inc., 9.75s, 2008                                       1,330                         392,350
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007                  350                         224,000
    Nextlink Communications, Inc., 10.75s, 2009**                         1,240                         117,800
    Triton PCS, Inc., 0s to 2003, 11s to 2008                             1,615                       1,360,637
    WorldCom, Inc., 7.75s, 2027                                           2,031                         974,880
    WorldCom, Inc., 6.95s, 2028                                           1,419                         560,505
                                                                                                   ------------
                                                                                                   $ 10,509,007
---------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.1%
    Crown Castle International Corp., 10.75s, 2011                     $    500                    $    430,000
---------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.2%
    Charter Communications Holdings, 8.25s, 2007                       $  3,000                    $  2,595,000
    Sprint Capital Corp., 6s, 2007                                        4,277                       3,930,135
                                                                                                   ------------
                                                                                                   $  6,525,135
---------------------------------------------------------------------------------------------------------------
  Transportation
    Eastern Airlines, Inc., 12.75s, 1996**(+)                          $  3,000                    $     30,000
---------------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 24.7%
    Federal National Mortgage Assn., 6s, 2008 - 2016                   $  5,000                    $  5,252,100
    Federal National Mortgage Assn., 6.262s, 2020                             7                           7,034
    Federal National Mortgage Assn., 6.5s, 2014 - 2099                   43,089                      39,972,949
    Financing Corp., 0s, 2014                                            13,519                       6,469,653
    Financing Corp., 10.35s, 2018                                        15,100                      21,677,711
    Government National Mortgage Assn., 6.5s, 2028 - 2032                23,178                      23,617,687
    Government National Mortgage Assn., 7s, 2031 - 2032                  35,875                      37,158,424
                                                                                                   ------------
                                                                                                   $134,155,558
---------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 9.2%
    U.S. Treasury Bonds, 10.75s, 2005                                  $  8,000                    $  9,659,360
    U.S. Treasury Bonds, 12s, 2013                                        7,500                      10,382,475
    U.S. Treasury Bonds, 9.875s, 2015                                     5,025                       7,107,209
    U.S. Treasury Bonds, 6.875s, 2025                                     3,000                       3,412,380
    U.S. Treasury Bonds, 6.25s, 2030                                      2,271                       2,430,765
    U.S. Treasury Notes, 4.625s, 2006                                     1,671                       1,704,938
    U.S. Treasury Notes, 6.875s, 2006                                     8,000                       8,809,680
    U.S. Treasury Notes, 5s, 2011                                         6,122                       6,110,001
    U.S. Treasury Notes, 4.875s, 2012                                       415                         409,680
                                                                                                   ------------
                                                                                                   $ 50,026,488
---------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.7%
    Allegheny Energy Supply, 8.25s, 2012##                             $    583                    $    602,845
    Firstenegy Corp., 5.5s, 2006                                          4,620                       4,468,557
    Niagara Mohawk Power Corp., 5.375s, 2004                              2,800                       2,828,168
    Northwestern Corp., 7.875s, 2007##                                    1,385                       1,378,075
    Progress Energy Inc., 5.85s, 2008                                     5,600                       5,546,744
                                                                                                   ------------
                                                                                                   $ 14,824,389
---------------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.8%
    Verizon New York, Inc., 6.875s, 2012                               $  3,907                    $  4,026,750
---------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                   $346,365,488
---------------------------------------------------------------------------------------------------------------
Foreign Bonds - 28.5%
  Algeria
    Republic of Algeria, 2.875s, 2004 - 2010                           $    238                    $    217,314
---------------------------------------------------------------------------------------------------------------
  Brazil - 1.3%
    Banco Nacional de Desenvolvi, 12.262s, 2008 (Banks
      and Credit Cos.)                                                 $  2,285                    $  2,088,556
    Federal Republic of Brazil, 8s, 2014                                  3,799                       2,844,427
    Federal Republic of Brazil, 3.063s, 2024                                925                         632,469
    Federal Republic of Brazil, 8.875s, 2024                              1,280                         803,200
    Federal Republic of Brazil, 10.125s, 2027                               110                          75,735
    Federal Republic of Brazil, 12.25s, 2030                                386                         314,204
    Federal Republic of Brazil, 11s, 2040                                   545                         399,485
                                                                                                   ------------
                                                                                                   $  7,158,076
---------------------------------------------------------------------------------------------------------------
  Bulgaria - 0.7%
    National Republic of Bulgaria, 7.5s, 2013##                        EUR 4,341                   $  3,915,963
---------------------------------------------------------------------------------------------------------------
  Canada - 7.8%
    Abitibi Consolidated Inc., 8.55s, 2010 (Forest &
      Paper Products)                                                  $  1,398                    $  1,469,004
    Government of Canada, 5.75s, 2006                                CAD 13,009                       8,782,843
    Government of Canada, 5.25s, 2008                                    20,173                      20,647,146
    Government of Canada, 5.5s, 2009                                      8,800                       5,814,016
    Government of Canada, 5.5s, 2010                                      8,618                       5,653,422
                                                                                                   ------------
                                                                                                   $ 42,366,431
---------------------------------------------------------------------------------------------------------------
  Denmark - 1.6%
    Kingdom of Denmark, 6s, 2009                                       DKK 65,059                  $  8,537,216
---------------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.2%
    Dominican Republic, 9.5s, 2006##                                   $  1,072                    $  1,143,020
---------------------------------------------------------------------------------------------------------------
  Germany - 4.5%
    Federal Republic of Germany, 4.75s, 2008                         EUR 26,493                    $ 24,427,674
---------------------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.2%
    Pemex Finance Ltd., 9.69s, 2009 (Financial Services)               $    915                    $  1,040,767
---------------------------------------------------------------------------------------------------------------
  Italy - 1.0%
    Republic of Italy, 5.5s, 2010                                    EUR  5,746                    $  5,457,741
---------------------------------------------------------------------------------------------------------------
  Kazakhstan - 0.2%
    Kaztransoil Co., 8.5s, 2006 (Industrial)##                         $  1,002                    $    981,960
---------------------------------------------------------------------------------------------------------------
  Luxembourg - 0.3%
    Mobile Telesystems Finance, 10.95s, 2004 (Financial
      Institutions)##                                                  $  1,086                    $  1,110,435
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)                                                  676                         719,940
                                                                                                   ------------
                                                                                                   $  1,830,375
---------------------------------------------------------------------------------------------------------------
  Malaysia - 0.3%
    Petroliam Nasional Berhd, 7.75s, 2015 (Oils)                       $    970                    $  1,028,408
    Petronas Capital Ltd., 7.875s, 2022 (Oils)##                            800                         805,421
                                                                                                   ------------
                                                                                                   $  1,833,829
---------------------------------------------------------------------------------------------------------------
  Mexico - 0.6%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)##                 $    800                    $    876,000
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                                1,408                       1,549,797
    United Mexican States, 11.5s, 2026                                      653                         848,247
                                                                                                   ------------
                                                                                                   $  3,274,044
---------------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    PTC International Finance BV, 0s to 2002, 10.75s to
      2007 (Telecommunications)                                        $    392                    $    395,920
---------------------------------------------------------------------------------------------------------------
  New Zealand - 3.3%
    Government of New Zealand, 8s, 2006                              NZD 18,940                    $  9,517,104
    Government of New Zealand, 7s, 2009                                  17,528                       8,493,261
                                                                                                   ------------
                                                                                                   $ 18,010,365
---------------------------------------------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 9.625s, 2011                                   $  1,153                    $  1,178,942
    Republic of Panama, 9.375s, 2029                                      1,091                       1,137,368
                                                                                                   ------------
                                                                                                   $  2,316,310
---------------------------------------------------------------------------------------------------------------
  Philippines - 0.2%
    Republic of Philippines, 10.625s, 2025                             $    937                    $  1,026,015
---------------------------------------------------------------------------------------------------------------
  Russia - 2.0%
    Government of Russia, 3s, 2006                                     $    390                    $    312,000
    Ministry of Finance Russia, 12.75s, 2028+                             3,834                       4,715,820
    Russian Federation, 3s, 2008                                          2,524                       1,766,800
    Russian Federation, 5s, 2030##                                        5,845                       4,199,453
                                                                                                   ------------
                                                                                                   $ 10,994,073
---------------------------------------------------------------------------------------------------------------
  South Africa - 0.2%
    Republic of South Africa, 7.375s, 2012                             $    915                    $    917,288
---------------------------------------------------------------------------------------------------------------
  South Korea - 0.6%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                $  2,500                    $  2,930,910
---------------------------------------------------------------------------------------------------------------
  Spain - 1.2%
    Kingdom of Spain, 7s, 2005                                         $  5,930                    $  6,428,630
---------------------------------------------------------------------------------------------------------------
  United Kingdom - 1.8%
    Colt Telecom Group PLC, 0s to 2001, 12s to 2006
      (Telecommunications)                                             $  1,000                    $    590,000
    Dolphin Telecom PLC, 0s to 2003, 11.50s to 2008
      (Telecommunications)                                                2,350                             235
    Global Telesystem, Inc., 10.875s, 2008
      (Telecommunications)                                                  165                             619
    Ono Finance PLC, 14s, 2011 (Media)                                    1,000                         380,000
    U.K. Treasury, 7.25s, 2007                                       GBP  5,352                       8,564,406
                                                                                                   ------------
                                                                                                   $  9,535,260
---------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                                $154,739,181
---------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $498,863,834)                                                        $501,104,669
---------------------------------------------------------------------------------------------------------------

Stocks - 0.1%
---------------------------------------------------------------------------------------------------------------
                                                                         SHARES
---------------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Apparel & Textiles - 0.1%
    Sind Holdings, Inc.*                                                  5,720                    $    371,800
---------------------------------------------------------------------------------------------------------------
  Manufacturing
    IKS Corp.*                                                            2,499                    $      3,948
---------------------------------------------------------------------------------------------------------------
  Metals & Minerals
    Metal Management, Inc.*                                              93,507                    $    327,275
---------------------------------------------------------------------------------------------------------------
  Printing & Publishing
    Golden Books Family Entertainment, Inc.*                              3,683                    $         74
---------------------------------------------------------------------------------------------------------------
  Real Estate
    Atlantic Gulf Communities Corp.+*                                       244                    $          1
---------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                  $    703,098
---------------------------------------------------------------------------------------------------------------
Foreign Stocks
  United Kingdom
    Colt Telecom Group PLC (Telecommunications)*                          1,256                    $      3,466
---------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,668,987)                                                         $    706,564
---------------------------------------------------------------------------------------------------------------

Preferred Stock - 0.6%
---------------------------------------------------------------------------------------------------------------
    CSC Holdings, Inc., 11.125s (Media)                                  29,828                    $  2,684,520
    Primedia, Inc., 8.625s (Printing and Publishing)                     15,000                         571,875
---------------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $3,506,146)                                                $  3,256,395
---------------------------------------------------------------------------------------------------------------

Warrants
---------------------------------------------------------------------------------------------------------------
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications)*                                               1,625       $           4,875
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications)*                                                 750                  3,750
    Ono Finance PLC (Media)*                                              1,000                    125
---------------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $167,394)                                                         $      8,750
---------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 7.3%
---------------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
---------------------------------------------------------------------------------------------------------------
    Merrill Lynch Repo Treasury, dated 05/31/02, due 06/
      03/02, total to be received $39,546,964 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                $ 39,541                    $ 39,541,000
---------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $546,747,361)                                                  $544,617,378

Other Assets, Less Liabilities - (0.4)%                                                              (2,214,223)
---------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                $542,403,155
---------------------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
  + Restricted security.
(+) Security valued by or at the direction of the management company.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.
            AUD          = Australian Dollars          EUR     = Euro
            CAD          = Canadian Dollars            GBP     = British Pounds
            CHF          = Swiss Francs                NZD     = New Zealand Dollars
            DKK          = Danish Kronor
See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
MAY 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $546,747,361)            $544,617,378
  Cash                                                                      263
  Investment of cash collateral for securities loaned, at
    identified cost and value                                        41,488,476
  Net receivable for forward foreign currency exchange
    contracts                                                         1,566,657
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                      694,261
  Receivable for investments sold                                       658,853
  Interest receivable                                                 8,487,950
  Other assets                                                            4,752
                                                                   ------------
      Total assets                                                 $597,518,590
                                                                   ------------
Liabilities:
  Collateral for securities loaned, at value                       $ 41,488,476
  Payable to dividend disbursing agent                                  239,698
  Payable for investments purchased                                   6,522,732
  Net payable for forward foreign currency exchange
    contracts                                                         4,208,858
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                    2,167,405
  Payable to affiliates -
    Management fee                                                        9,465
    Transfer and dividend disbursing agent fee                            8,718
    Administrative fee                                                      262
  Accrued expenses and other liabilities                                469,821
                                                                   ------------
      Total liabilities                                            $ 55,115,435
                                                                   ------------
Net assets                                                         $542,403,155
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $634,528,644
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (6,148,536)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (78,092,027)
  Accumulated distributions in excess of net investment
    income                                                           (7,884,926)
                                                                   ------------
      Total                                                        $542,403,155
                                                                   ============
Shares of beneficial interest outstanding
  (64,755,283 shares authorized less 4,601,344 treasury
  shares)                                                           60,153,939
                                                                    ==========

Net asset value per share
  (net assets of $542,403,155 / 60,153,939 shares of
  beneficial interest outstanding)                                     $9.02
                                                                       =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $ 18,716,492
    Dividends                                                           492,420
                                                                   ------------
      Total investment income                                      $ 19,208,912
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,785,880
    Trustees' compensation                                               88,840
    Transfer and dividend disbursing agent fee                           50,624
    Administrative fee                                                   39,534
    Custodian fee                                                       186,296
    Investor communication expense                                      166,200
    Auditing fees                                                        19,200
    Printing                                                             17,153
    Postage                                                              14,177
    Legal fees                                                            1,019
    Miscellaneous                                                        52,026
                                                                   ------------
      Total expenses                                               $  2,420,949
    Fees paid indirectly                                                (26,667)
                                                                   ------------
      Net expenses                                                 $  2,394,282
                                                                   ------------
        Net investment income                                      $ 16,814,630
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(19,703,385)
    Written option transactions                                           4,756
    Foreign currency transactions                                     1,987,643
                                                                   ------------
        Net realized loss on investments and foreign currency
          transactions                                             $(17,710,986)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 15,265,784
    Translation of assets and liabilities in foreign
      currencies                                                     (6,353,122)
                                                                   ------------
      Net unrealized gain on investments and foreign
        currency translation                                       $  8,912,662
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $ (8,798,324)
                                                                   ------------
          Increase in net assets from operations                   $  8,016,306
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                                MAY 31, 2002             NOVEMBER 30, 2001
                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $ 16,814,630                  $ 40,604,777
  Net realized loss on investments and foreign currency
    transactions                                                 (17,710,986)                  (27,452,873)
  Net unrealized gain on investments and foreign currency
    translation                                                    8,912,662                    27,235,691
                                                                ------------                  ------------
      Increase in net assets from operations                    $  8,016,306                  $ 40,387,595
                                                                ------------                  ------------
Distributions declared to shareholders -
  From net investment income                                    $(17,960,730)                 $(39,103,342)
  From paid-in capital                                                  --                      (3,061,532)
                                                                ------------                  ------------
    Total distributions declared to shareholders                $(17,960,730)                 $(42,164,874)
                                                                ------------                  ------------
    Net decrease in net assets from trust share
    transactions                                                $ (4,266,557)                 $ (2,713,656)
                                                                ------------                  ------------
    Total decrease in net assets                                $(14,210,981)                 $ (4,490,935)
Net assets:
  At beginning of period                                         556,614,136                   561,105,071
                                                                ------------                  ------------
  At end of period (including accumulated distributions in
    excess of net investment income of $7,884,926 and
    $6,738,826, respectively)                                   $542,403,155                  $556,614,136
                                                                ============                  ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                                 MAY 31, 2002              2001            2000             1999            1998           1997
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                              $  9.17           $  9.20         $  9.71         $  10.39        $  10.69       $  10.57
                                      -------           -------         -------          -------         -------        -------
Income from investment
operations#(S)(S) -
  Net investment income               $  0.28           $  0.67         $  0.72          $  0.72         $  0.77        $  0.78
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (0.13)            (0.01)          (0.45)           (0.65)          (0.25)          0.14
                                      -------           -------         -------          -------         -------        -------
      Total from investment
        operations                    $  0.15           $  0.66         $  0.27          $  0.07         $  0.52        $  0.92
                                      -------           -------         -------          -------         -------        -------
Less distributions declared to
  shareholders -
  From net investment income          $ (0.30)          $ (0.64)        $ (0.61)         $ (0.68)        $ (0.77)       $ (0.78)
  In excess of net investment
    income                               --                --              --               --             (0.05)         (0.02)
  From paid-in capital                   --               (0.05)          (0.17)           (0.07)           --             --
                                      -------           -------         -------          -------         -------        -------
      Total distributions
        declared to shareholders      $ (0.30)          $ (0.69)        $ (0.78)         $ (0.75)        $ (0.82)       $ (0.80)
                                      -------           -------         -------          -------         -------        -------
Net asset value - end of period       $  9.02           $  9.17         $  9.20          $  9.71         $ 10.39        $ 10.69
                                      -------           -------         -------          -------         -------        -------
Per share market value - end of
  period                              $8.3600           $8.3500         $8.4375          $8.0625         $9.9375        $9.6875
                                      =======           =======         =======          =======         =======        =======
Total return                             3.74%++           6.92%          14.66%          (11.88)%         11.30%          9.25%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                             0.89%+            0.91%           0.93%            0.88%           0.87%          0.87%
  Net investment income                  6.20%+            7.18%           7.53%            7.17%           7.25%          7.41%
Portfolio turnover                         57%               98%            113%             121%            174%           180%
Net assets at end of period
  (000 Omitted)                      $542,403          $556,614        $561,105         $632,594        $697,881       $724,585

     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective December 1, 2001, the trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended May 31, 2002 was to decrease net investment income per share by $0.01, increase net realized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.25%. Per share, ratios, and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Charter Income Trust (the trust) is a non-diversified Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trust selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2002, the value of securities loaned was $40,659,028. These loans were collateralized by cash of $41,488,476, which was invested in the following short-term obligations:

                                                 PRINCIPAL        AMORTIZED COST
                                                    AMOUNT             AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   $41,488,476           $41,488,476

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended November 30, 2001 and November 30, 2000 was as follows:

                                          NOVEMBER 30, 2001  NOVEMBER 30, 2000
------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                             $39,103,342        $37,986,926
    Tax return of capital                         3,061,532         10,263,801
                                                -----------        -----------
Total distributions declared                    $42,164,874        $48,250,727
                                                ===========        ===========

As of November 30, 2001, the components of accumulated losses on a tax basis were as follows:

          Undistributed ordinary income                   $     --
          Undistributed long-term capital gain                  --
          Capital loss carryforward                        (56,160,258)
          Unrealized loss                                  (23,722,255)
          Other temporary differences                       (2,298,552)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

          EXPIRATION DATE
          -------------------------------------------------------------
          November 30, 2003                               $   (862,425)
          November 30, 2007                                (18,771,920)
          November 30, 2008                                (14,734,304)
          November 30, 2009                                (21,791,609)
                                                          ------------
            Total                                         $(56,160,258)
                                                          ============

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the trust's average daily net assets and 4.57% of investment income.

The trust pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the trust that will fluctuate with the performance of the trust.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES              SALES
--------------------------------------------------------------------------------
U.S. government securities                       $108,507,262       $103,259,247
                                                 ------------       ------------
Investments (non-U.S. government securities)     $186,257,193       $215,864,949
                                                 ------------       ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $551,403,316
                                                                ------------
Gross unrealized depreciation                                   $(21,387,567)
Gross unrealized appreciation                                     14,601,629
                                                                ------------
    Net unrealized depreciation                                 $ (6,785,938)
                                                                ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 64,755,283 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                                       SIX MONTHS ENDED                       YEAR ENDED
                                                           MAY 31, 2002                NOVEMBER 30, 2001
                                            ---------------------------      ---------------------------
                                               SHARES            AMOUNT         SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Treasury shares required                     (518,500)      $(4,266,557)      (316,600)      $(2,713,656)
                                             --------       -----------       - ------       -----------
Net decrease                                 (518,500)      $(4,266,557)      (316,600)      $(2,713,656)
                                             ========       ===========       ========       ===========

In accordance with the provisions of the trust's prospectus, 518,500 shares of beneficial interest were purchased by the trust during period ended May 31, 2002 at an average price per share of $8.23 and a weighted average discount of 9.01% per share. The trust repurchased 316,600 shares of beneficial interest during the year ended November 30, 2001, at an average price per shares of $8.57 and a weighted average discount of 7.84% per share.

(6) Line of Credit
The trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the period ended May 31, 2002, was $2,905. The trust had no borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                             NUMBER OF               PREMIUMS
                                             CONTRACTS               RECEIVED
-----------------------------------------------------------------------------
Outstanding, beginning of period                    --                 $  --
Options written                                      1                  4,756
Options expired                                     (1)                (4,756)
                                                    --                 ------
Outstanding, end of period                          --                 $  --
                                                    ==                 ======

Forward Foreign Currency Exchange Contracts

                                                                                           NET UNREALIZED
                                          CONTRACTS TO      IN EXCHANGE     CONTRACTS AT     APPRECIATION
                SETTLEMENT DATE        DELIVER/RECEIVE              FOR            VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------

SALES                   6/18/02  AUD        10,502,429      $ 5,433,585      $ 5,931,153      $  (497,568)
                        6/18/02  CAD        38,644,623       24,495,965       25,296,447         (800,482)
                        6/18/02  CHF        15,575,948        9,852,271        9,932,665          (80,394)
                        6/18/02  DKK        65,191,845        7,658,367        8,188,099         (529,732)
                        6/18/02  GBP         5,918,145        8,374,175        8,643,002         (268,827)
                        6/18/02  NZD        40,490,516       17,310,911       19,342,766       (2,031,855)
                                                            -----------      -----------      -----------
                                                            $73,125,274      $77,334,132      $(4,208,858)
                                                            ===========      ===========      ===========

PURCHASES               6/18/02  AUD        10,694,132      $ 5,734,835      $ 6,039,416       $  304,581
                        6/18/02  CAD        29,946,700       18,845,688       19,602,860          757,172
                        6/18/02  EUR        17,219,384       15,707,383       16,062,954          355,571
                        6/18/02  NZD         7,700,000        3,529,042        3,678,375          149,333
                                                            -----------      -----------      -----------
                                                            $43,816,948      $45,383,605      $ 1,566,657
                                                            ===========      ===========      ===========

At May 31, 2002, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $694,261 with UBS Warburg and net payables of $320,864 with Merrill Lynch, and $1,846,541 with DB Clearing Services.

At May 31, 2002, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The trust may invest not more than 20% of its total assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 2002, the trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.87% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                               DATE OF               SHARE
DESCRIPTION                                ACQUISITION              AMOUNT            COST                  VALUE
-----------------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.              9/25/1995                 244      $        0             $        1
Ministry of Finance Russia, 12.75s, 2028     3/05/2002           3,834,000       4,542,222              4,715,820
                                                                                                       ----------
                                                                                                       $4,715,821
                                                                                                       ==========

(9) Change in Accounting Principle
As required, effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to December 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $3,800,930 reduction in cost of securities and a corresponding $3,800,930 increase in net unrealized depreciation, based on securities held by the fund on December 1, 2001.

The effect of this change for the six months ended May 31, 2002 was to decrease net investment income by $688,255, increase net unrealized appreciation by $435,171, and increase net realized gains by $253,084. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

MFS(R) CHARTER INCOME TRUST

The following tables present certain information regarding the Trustees and officers of the trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

          NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,          ABBY M. O'NEILL (born 04/27/28)Trustee
Chairman and President Massachusetts Financial       Private investor; Rockefeller Financial Services,
Services Company, Chairman and Chief Executive       Inc. (investment advisers), Chairman and Chief
Officer                                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee              LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,            Hemenway & Barnes (attorneys), Partner
President and Director
                                                     WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee              Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief      Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and     Associates Properties, Inc. (real estate
Director                                             investment trust), Director; The Baupost Fund (a
                                                     mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac       J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of        Insight Resources, Inc. (acquisition planning
Surgery                                              specialists), President; Wellfleet Investments
                                                     (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)   General Partner (since 1993); Paragon Trade
Trustee                                              Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding          Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial          nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;       (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                     ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee             Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video      WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                            Private investor; Sundstrand Corporation
                                                     (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee               industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy        (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,           ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President Massachusetts Financial       Treasurer
Services Company, Chairman and Chief Executive       Massachusetts Financial Services Company, Vice
Officer                                              President (since August 2000); UAM Fund Services,
                                                     Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                        ELLEN MOYNIHAN (born 11/13/57) Assistant
Massachusetts Financial Services Company, Senior     Treasurer
Vice President and Associate General Counsel         Massachusetts Financial Services Company, Vice
                                                     President (since September 1996)
MARK E. BRADLEY (born 11/23/59) Assistant
Treasurer                                            JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice       Massachusetts Financial Services Company, Senior
President (since March 1997)                         Vice President

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.
Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as
Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives,
Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                   TRANSFER AGENT, REGISTRAR AND
                                                     DIVIDEND DISBURSING AGENT
Massachusetts Financial Services Company
500 Boylston Street                                  State Street Bank and Trust Company
Boston, MA 02116-3741                                c/o MFS Service Center, Inc.
                                                     P.O. Box 55024
                                                     Boston, MA 02205-8016
PORTFOLIO MANAGER                                    1-800-637-2304

Stephen C. Bryant+

CUSTODIAN

State Street Bank and Trust Company

+MFS Investment Management

MFS(R) CHARTER INCOME TRUST                                     ------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U.S. Postage
INVESTMENT MANAGEMENT                                               Paid
                                                                    MFS
                                                                ------------

500 Boylston Street
Boston, MA 02116-3741


(C)2002 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.
                                                              MCICE-3 7/02 50.5M